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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  December 21, 2000



                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-31070-02            74-2440858
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


 200 Vesey Street, New York, New York                               10285
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                   ---------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On December 21, 2000, a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2000-C5, Commercial Mortgage Pass-Through Certificates, Series 2000-C5 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-31070) and sold to Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters in the form attached hereto as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Depositor from UBS Warburg Real Estate Investments Inc. ("UBSREI") as seller pursuant to a Mortgage Loan Purchase Agreement, dated as of December 14, 2000 (the "UBS/Depositor Mortgage Loan Purchase Agreement"), in the form attached hereto as Exhibit 99.1, which agreement contains representations and warranties made by UBSREI to the Depositor with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Depositor in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.     Description

1.1 Form of Underwriting Agreement, dated as of December 14, 2000, among Structured Asset Securities Corporation as seller and Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank Securities Inc. as underwriters.

4.1 Form of Pooling and Servicing Agreement, dated as of December 11, 2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Form of Mortgage Loan Purchase Agreement, dated as of December 14, 2000, between UBS Warburg Real Estate Investments as seller, UBS Principal Finance


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                LLC as an additional party, and Structured Asset Securities
                Corporation as purchaser.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 3, 2001

                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION

                                          By: /s/ Precilla Torres
                                             ---------------------------------
                                             Name:  Precilla Torres
                                             Title: Vice President










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                                  EXHIBIT INDEX

               The following exhibits are filed herewith:

Exhibit No.                                                          Page No.
-----------                                                          --------
1.1 Form of Underwriting Agreement, dated as of December 14, 2000, among Structured Asset
              Securities Corporation, as seller and Lehman
              Brothers Inc., UBS Warburg LLC and Deutsche
              Bank Securities Inc. as underwriters.

4.1 Form of Pooling and Servicing Agreement, dated as of December 11, 2000, among Structured Asset Securities Corporation as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Form of Mortgage Loan Purchase Agreement, dated as of December 14, 2000, between UBS
              Warburg Real Estate Investments Inc, as
              seller, UBS Principal Finance LLC as an
              additional party, and Structured Asset
              Securities Corporation as purchaser.




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